                                                                      EXHIBIT 99

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                               )          Case No. 01-5-2415-JS  through
FRANK'S NURSERY                      )                      01-5-2416-JS
& CRAFT'S ET AL.,                    )                      (Chapter 11)
          Debtors                    )            (Jointly Administered under
                                                    Case No. 01-5-2415-JS)

MONTHLY OPERATING REPORT Calendar Month April 23 through May 20, 2001
                                        -----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNT STATUS:   Cash              Accrual             X
                                ------------         ---------------------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
         Julie Herzog,  Vice President and Controller
         -----------------------------------------------------------------------
         1175 West Long Lake, Troy, MI 48098  (248) 712-5057
         -----------------------------------------------------------------------

3.       EMPLOYEE INFORMATION:
         Number of employees paid this period:            6,538
                                                          -----
         Current number of employees                      6,538
                                                          -----
         Gross monthly payroll:
           Officers, directors and principals             $90,385 See Note
                                                          ----------------
           Other employees                                $6,447,201 See Note
                                                          -------------------
         All post-petition payroll obligations
         including payroll taxes are current.  Exceptions:          None
                                                          -------------------

         NOTE: OFFICERS, DIRECTORS AND PRINCIPALS ARE DEFINED AS EXECUTIVE OFFICERS OF THE COMPANY AS SHOWN IN THE FRANK'S NURSERY & CRAFTS, INC. 10-K FILINGS. ALL OTHER EMPLOYEES VARY IN DOLLAR AMOUNT AND NUMBER DUE TO THE SEASONALITY OF THE WORKFORCE. THE EMPLOYEE NUMBERS USED REPRESENT THE AVERAGE OF THE WEEKLY PAYROLLS FOR THE PERIOD COVERED.

4.     Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
       OPERATIONS since the last reporting period? Yes      No  X . If yes,
                                                       ---     ---
       explain:
                ---------------------------------------------------------------

       ------------------------------------------------------------------------

5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X    No      Not Applicable
               ---      ---                 ---

                                                                      Form No. 5
                                                                        (page 2)


6.       PRE-PETITION ACCOUNTS RECEIVABLE:

           Collected this Period                       $     160,702
                                                       -----------------------
           Ending Balance                              $     350,669
                                                       -----------------------

NOTE: THE MAJORITY OF ACCOUNTS RECEIVABLE CONSISTS OF ACCOUNTS PAYABLE DEBIT BALANCES RELATED TO CO-OPERATIVE ADVERTISING AND VENDOR RETURNS THAT ARE RECOVERED THROUGH PURCHASES. IN ADDITION THERE ARE GROSS MARGIN ALLOWANCES RELATED TO DEFECTIVE MERCHANDISE PRIMARILY WITH OVERSEAS CHRISTMAS VENDORS.

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $ 666,866   31-60 Days: $            Over 60 Days: $
                   ----------                ---------                  --------

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes       No  X .
    ---      ---

8.       POST-PETITION ACCOUNTS PAYABLE:
         0-30 Days:  -0-        31-60 Days:              Over 60 Days:

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

NOTE:
THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9.       TAXES: Are all taxes being paid to the proper taxing authorities when due?
         Yes  X    No    . See Note below
             ---      ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

NOTE:
THE COMPANY UTILIZES AN OUTSIDE PAYROLL PROCESSING COMPANY, CERIDIAN, FOR THE PROCESSING OF ITS WEEKLY AND BIWEEKLY PAYROLL AS WELL AS THE FILING OF ALL PAYROLL TAXES. THE PAYROLL TAXES ARE ESCROWED WITH THE CERIDIAN TAX SERVICE AND PAID ACCORDINGLY. THERE HAVE BEEN NO CHANGES TO THE ESCROW OF PAYROLL TAXES SINCE FEBRUARY 19, 2001. CERIDIAN CONTINUES TO ESCROW PAYROLL TAXES FOR THE DEBTORS. SUPPORTING DOCUMENTS ARE AVAILABLE SHOULD THE U.S. TRUSTEE REQUIRE MORE INFORMATION.

                                                                      Form No. 5
                                                                        (page 3)


10.      BANK ACCOUNTS: Have you changed banks or any other financial
         institution during this period: Yes      No  X
                                             ---     ---

         If yes, explain:
                         -------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
         are all current? Yes X  No    .
                             ---    ---

         If no, explain:
                        --------------------------------------------------------

         -----------------------------------------------------------------------

12.      INSURANCE:  Policy expiration dates:   See Attachment A

         Auto and Truck                     Liability
                        ------------------               --------------------
         Fire                               Workers Comp
                        ------------------               --------------------
         Other                              Expires:
                        ------------------               --------------------

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from
         control or custody of any asset of the estate?  Yes      No  X
                                                             ---     ---

         If yes, explain:
                         -------------------------------------------------------

         -----------------------------------------------------------------------

         OR consent to relief from the automatic stay (Section 362)?
         Yes      No  X .
             ---     ---

         If yes, explain:
                         -------------------------------------------------------

         -----------------------------------------------------------------------

         (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going
         concern value of the assets of the debtor?  Yes  X   No
                                                         ---     ---

         If no, explain:
                        --------------------------------------------------------

         -----------------------------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other
         than as set forth herein (including sales by creditors)? Yes X  No   .
                                                                     ---   ---

         If yes, explain:   See Attachment C
                         -------------------------------------------------------

         -----------------------------------------------------------------------
         If yes, a copy of court order authorizing the referenced action must be attached.

                                                                      Form No. 5
                                                                        (page 4)



Please discuss any pending motions to sell estate assets.

Type of Motion
         See attachment C.

Brief Description of Asset

Projected Income

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes:
                                                  ----

15.      PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of               Amount                Next               Post-Petition
                      Payments per               of Each               Payment            Pmts. Not Made
Creditor              Contract                   Payment               Due                No. Amt
--------              ------------               -------               -------            --------------

IBM                     Monthly                  $68,580               05/01/01               None


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   PROFESSIONAL NAME         TYPE OF SERVICE RENDERED               FEES PAID
   --------------------------------------------------------------------------


   Attachment B

                                                                      Form No. 5
                                                                        (page 5)




17.      QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

         Monthly Disbursements:    For the month of : See Attachment F
         (calendar quarter)        Quarter 1 fees paid: None, Fees were paid via
         checks dated 5/22/01 for $10,000 for Frank's Nursery & Crafts, Inc. and $250 for FNC Holdings Inc.




VERIFICATION

         I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated: June 19, 2001
      ----------------------------------------------------

       DEBTOR IN POSSESSION

By: /s/ LARRY T. LAKIN
   -------------------------------------------------------

Name/Title:   Larry T. Lakin
           -----------------------------------------------

Address: 1175 West Long Lake Road, Troy, Michigan 48098
        --------------------------------------------------

Telephone: (248) 712-7115
          ------------------------------------------------

REMINDER: Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.


See Attachment E for Consolidated Financial Statements.




--------------------------------------------------------------------------------

                                                                  April 23, 2001


                                  ATTACHMENT A



INSURANCE                                                                 EXPIRATION DATE
---------                                                                 ---------------
General Liability                                                            12/24/2001
Workers' Compensation                                                        12/24/2001
Auto Liability & Physical Damage                                             12/24/2001
Umbrella Liability                                                           12/24/2001
Property All Risk                                                            12/24/2001
Boiler & Machinery                                                           12/24/2001
Excess Property                                                              12/24/2001
Fiduciary Liability                                                          12/24/2001
Commercial Crime                                                             04/01/2002
Ocean Cargo                                                                  02/01/2002
Directors & Officers Liability                                               12/24/2001
Special Coverage                                                             07/30/2002

                                                                    Attachment B

                            Frank's Nursery & Crafts
                            Payments to Professionals



Vendor                                                                                                                Fees Paid
Number        Professional Name                                        Type of Service                             4/23 THRU 5/20
              -----------------                                        ---------------                             --------------

       230026 Dykema-Gossett, PLLC                                     Real Estate
       206638 Albanese, Albanese & Fiore                               Real Estate                                   $     2.97
       227399 Kassab, Archibald, Etal                                  Real Estate
       500668 Borrus, Goldin, Foley, Vignuolo, Hyman Stahl & Clarkin   Real Estate
       221195 Baker & Daniels                                          Real Estate
       501697 McGuire, Woods, Battle & Boothe, LLP                     Real Estate
       502353 VanDeventer Black, LLP                                   Real Estate
       502622 Kreis, Enderele, Callander & Hudgins                     Real Estate
       500791 Cooper & McCann                                          General Liability
       204031 Annis, Mitchell et al                                    Circle K Environ. Matters
       502424 Hinshaw & Culbertson                                     Full Services                                 $   526.25
       502503 Gonzalez, Saggio et al                                   General Liability, Employment law             $   285.00
       228456 Shook, Hardy & Bacon L.L.P.                              GH-Environment, Groundwater clean up
       227305 DeMaria & Associates                                     Landfill Matters
       502212 Fitzhugh & Associates                                    General Liability
       501791 Brown, Diffenderffer et al                               General Liability
       231220 Young & Basile                                           Trademark                                     $ 1,433.36
       500824 Hardy, Lewis, & Page                                     Employment Law, Real Estate
       502278 Sherbow & Mitchell                                       General Liability, Worker's Comp              $    42.50
       502709 Blackwell, Lgbanugo                                      General Liability
       501488 Marshall, Dennebey et al                                 Full Service
       502150 Baker & Holstetler                                       Full Service                                  $    57.40
       503522 The Nusim Group                                                                                        $16,587.30
       218371 Whiteford Taylor
       503085 Jay Alix
       503581 Willkie Farr
       503582 Shapiro, Shere & Guinot

                                                                       Total                                         $18,934.78

                                                                    ATTACHMENT C

                          TRANSFER OR SALE OF PROPERTY

                             COMPLETED TRANSACTIONS

STORE #           ADDRESS             GROSS PROCEEDS         NET PROCEEDS   DATE OF SALE   MOTION GRANTING SALE
-------           -------             --------------         ------------   ------------   --------------------

            12755 Walsingham Rd.
118         Largo, FL 34644             $862,500.00           $839,719.74      4/25/2001     Approved 4/10/01

            235 S. Main Street
273         Middleton, MA 01849         $600,000.00           $581,158.20      4/26/2001     Approved 4/10/01

                              PENDING TRANSACTIONS

STORE #           ADDRESS             GROSS PROCEEDS         NET PROCEEDS   DATE OF SALE   MOTION GRANTING SALE
-------           -------             --------------         ------------   ------------   --------------------
            2685 Tittabawassee Rd.                              To Be           To Be
178         Saginaw, MI 48604         $2,400,000.00           Determined      Determined   Approved 3/14/01

            20 East Main Street                                 To Be           To Be
272         Westfield, MA 01085       $1,255,000.00           Determined      Determined   Approved 3/14/01

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (BALTIMORE DIVISION)

IN RE:

                                   *
FRANK'S NURSERY & CRAFTS, INC.,         Case Nos. 01-52415-JS through
ET. AL.,                           *              01-52416-JS
                                                 (Chapter 11)
       DEBTORS.                    *         (Jointly Administered)

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

          ORDER (I) GRANTING DEBTORS' MOTION FOR ORDER AUTHORIZING THE
          DEBTORS TO ASSUME CERTAIN REAL PROPERTY SALE CONTRACTS WITH
      RESPECT TO STORE NO. 119, AND (II) AUTHORIZING SALE OF STORE NO. 119
                    FREE AND CLEAR OF LIENS AND ENCUMBRANCES

     Upon consideration of the motion (the "Motion") of the above-captioned debtors and debtors in possession (collectively, the "Debtors"), dated February 19, 2001 (the "Motion"), for an order, pursuant to sections 363 and 365 of title 11 of the United States Code (the "Bankruptcy Code"), as complemented by Rules 6004 and 6006 of the Federal Rules of Bankruptcy Procedure, authorizing the Debtors to assume certain prepetition real property sale contracts and consummate the transactions contemplated thereunder, as more fully set forth in the Motion; and notice of the Motion having been provided in the manner described in the Motion, and by way of the Debtors' Supplemental Notice of the Motion and Second Supplemental Notice of the Motion; and no other or further notice being necessary or required; and upon the findings by this Court that:

     A. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. Sections 157 and 1334;

     B. Proper, timely, adequate and sufficient notice of the Motion has been provided and no other or further notice is required;



                                                                         [STAMP]

     C. The sale by the Debtors of the Debtors' real property identified as "Store No. 119" in the Motion, and for which property a legal description is attached hereto as Exhibit A, in the amount and manner described in the Motion, is in the best interests of the Debtors, their estates and their creditors;

     D. The terms of the agreement of sale of Store No. 119 (the "Store 119 Agreement") are the result of good faith and arm's length negotiations between the parties, and the Debtors have determined in the best exercise of their sound and reasonable business judgment that Store No. 119 should be sold to First Baptist Church of Indian Rocks, Inc., or any assignee permitted under the Store 119 Agreement (the "Buyer"), and the consideration to be realized by the Debtors is fair and reasonable; and

     E. The Buyer is a purchaser of Store No. 119 from the Debtors pursuant to 11 U.S.C. Section 363 of the Bankruptcy Code, and its purchase of Store No. 119 is in good faith; as such, the Buyer is entitled to the protections set forth in 11 U.S.C. Section 363(m); and after due deliberation and sufficient cause appearing therefor; it is on this 10th day of April, 2001, hereby

        ORDERED, that capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Motion; and it is further

        ORDERED, that the Debtors are authorized, but not directed, to assume the Store 119 Agreement, and to perform under the Store 119 Agreement in accordance with their respective terms, including, but not limited to, taking any actions as may be necessary or appropriate in connection with the assigning, transferring, granting, conveying and conferring Store No. 119 to the Buyer in accordance with the Store 119 Agreement; and it is further

                  ORDERED, that, pursuant to sections 105(a), 363(b) and 363(f) of the Bankruptcy Code, the Debtors are authorized and empowered to sell Store No. 119 to the Buyer in the manner described in the Motion free and clear of all liens, claims and interests, with such liens, claims and interests, if any, to attach to the net proceeds of such sales, subject to the rights and defenses of the Debtors with respect thereto; and it is further

                  ORDERED, that pursuant to Fed. R. Bankr. P. 6004(g) and 6006(d), the ten (10) day automatic stay of execution of this Order is modified to provide that the Debtors and other parties may immediately execute upon this Order and consummate the transactions to effectuate the sale of Store No. 119 to the Buyer as authorized by this Order; and it is further

                  ORDERED, that if the Debtors and the Buyer close the sale while an appeal of this Order is pending, such parties shall be entitled to rely upon the protections of 11 U.S.C. Section 363(m) absent any stay pending appeal timely granted by a court of competent jurisdiction prior to such consummation; and it is further

                  ORDERED, that if any person or entity that has filed financing statements or other documents or agreements evidencing liens against or interests in Store No. 119 shall not have delivered to the Debtors prior to the closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all liens or interests which the person or entity holds against or in Store No. 119, the Debtors hereby are authorized and empowered to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to Store No. 119; and it is further

                  ORDERED, that this Court shall retain exclusive jurisdiction over the Debtors and the Buyer to hear and resolve any disputes arising from or related to the Motion, the sale of Store No. 119, and the implementation of this Order.


                                             /s/ JAMES F. SCHNEIDER
                                             --------------------------------
                                             JAMES F. SCHNEIDER
                                             United States Bankruptcy Judge


cc:      Paul M. Nussbaum, Esq.
         Martin T. Fletcher, Esq.
         Whiteford, Taylor & Preston L.L.P.
         Seven Saint Paul Street, Suite 1400
         Baltimore, MD 21202-1626

         Alan J. Lipkin, Esq.
         Steven Wilamowsky, Esq.
         Carollynn H.G. Pedreira, Esq.
         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, NY 10019-6099

         Karen Moore, Esq.
         Mark Neal, Esq.
         Office of the United States Trustee
         300 West Pratt Street, Suite 350
         Baltimore, MD 21201

         Joel I. Sher, Esq.
         Shapiro, Sher & Guinot
         36 S. Charles Street
         Baltimore, Maryland 21201

                                   EXHIBIT A

                                  EXHIBIT "A"

Parcel I

Portions of Lots 29 and 30 in the Southeast 1/4 of Section 8, Township 30 South, Range 15 East, Pinellas Groves, as recorded in Plat Book 1, Page 55, of the Public Records of Pinellas County, Florida, lying North of State Road 688, more particularly described as follows:

From the South 1/4 corner of said Section 8, along the South line of said
Section 8, South 89(degrees) 08' 24" East, 1338.76 feet along the South section line, thence North 00(degrees) 08' 27" East, 197.28 feet to a point in the North right of way of S.R. 688; thence along said right of way on the arc of a curve to the left 175.80 feet, radius 1837.86 feet; chord 175.73 feet, chord bearing North 66(degrees) 50' 38" East, to the Point of Beginning; thence continuing along said right of way on the arc of a curve to the left, 628.53 feet, radius 1837.86 feet, chord 625.47 feet, chord bearing North 54(degrees) 18' 23" East; thence North 00(degrees) 03' 55" East, 23.93 feet; thence North
89(degrees) 12' 17" West, 603.55 feet; thence South 00(degrees) 47' 43" West,
208.72 feet; thence South 30(degrees) 15' 11" East, 104.17 feet; thence South 24(degrees) 58' 33" East, 108.73 feet to the Point of Beginning.

Parcel II

Together with all the easement rights and benefits as set forth in that certain Mutual Easements and Restrictions Agreement, recorded August 19, 1985, in O.R. Book 6056, Page 1916, Public Records of Pinellas County, Florida.

Parcel III

Together with all the easement rights and benefits as set forth in that certain Declaration of Restrictions and Grant of Easements; recorded August 19, 1985, in O.R. Book 6056, Page 2010, as amended by that certain First Amendment to Declaration of Restrictions and Grant of Easements, recorded in O.R. Book 6288, Page 2343, Public Records of Pinellas County, Florida.

                                   EXHIBIT A

                              (Legal Description)


Land situated in the City of Largo, Pinellas County, Florida.

Parcel I

Portions of Lots 29 and 30 in the Southeast 1/4 of Section 8, Township 30 South, Range 15 East, Pinellas Groves, as recorded in Plat Book 1, Page 55, of the Public Records of Pinellas County, Florida, lying North of State Road 688, more particularly described as follows:

From the South 1/4 corner of said Section 8, along the South line of said
Section 8, South 89(degrees) 08' 24" East, 1338.76 feet along the South section line, thence North 00(degrees) 08' 27" East, 197.28 feet to a point in the North right of way of S.R. 688; thence along said right of way on the arc of a curve to the left 175.80 feet, radius 1837.86 feet; chord 175.73 feet, chord bearing North 66(degrees) 50' 38" East, to the Point of Beginning; thence continuing along said right of way on the arc of a curve to the left, 628.53 feet, radius 1837.86 feet, chord 625.47 feet, chord bearing North 54(degrees) 18' 23" East; thence North 00(degrees) 03' 55" East, 23.93 feet; thence North 89(degrees) 12' 17" West, 603.55 feet; thence South 00(degrees) 47' 43" West, 208.72 feet; thence South 30(degrees) 15' 11" East, 104.17 feet; thence South 24(degrees) 58' 33" East, 108.73 feet to the Point of Beginning.

Parcel II

Together with all the easement rights and benefits as set forth in that certain Mutual Easements and Restrictions Agreement, recorded August 19, 1985, in O.R. Book 6056, Page 1916, Public Records of Pinellas County, Florida.

Parcel III

Together with all the easement rights and benefits as set forth in that certain Declaration of Restrictions and Grant of Easements; recorded August 19, 1985, in O.R. Book 6056, Page 2010, as amended by that certain First Amendment to Declaration of Restrictions and Grant of Easements, recorded in O.R. Book 6288, Page 2343, Public Records of Pinellas County, Florida.

                                   EXHIBIT A

Lot 4 containing 102,320 square feet, as described on a Plan of Land in Middleton, Massachusetts, prepared for Thomas J. Gaudet at ux, Scale 50 feet to an inch -- Mar. 18, 1986, Robert E. Anderson Inc., Reg. Professional Engineer. A copy of the Plan is attached hereto.

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (BALTIMORE DIVISION)

In re:                                 *

FRANK'S NURSERY & CRAFTS,              *   Case No: 01-5-2415-JS through
INC., ET AL.,                                       01-5-2416-JS
                                                    (Chapter 11)
         Debtors.                      *            (Jointly Administered
                                                    Under 01-5-2415-JS)
*    *    *    *    *    *    *    *   *    *     *    *    *    *    *    *

               ORDER AUTHORIZING (I) ASSUMPTION AND ASSIGNMENT OF
          LEASE FOR NON-RESIDENTIAL REAL PROPERTY; (II) ASSUMPTION OF
            LEASEHOLD INTEREST PURCHASE AGREEMENT, LETTER AGREEMENT
           AND AGREEMENT FOR ASSIGNMENT AND ASSUMPTION OF LEASE #273;
                 AND (III) SALE OF LEASEHOLD INTEREST FREE AND
                    CLEAR OF CLAIMS, LIENS AND ENCUMBRANCES
                   (STORE NO. 273- MIDDLETON, MASSACHUSETTS)

         Upon the motion (the "Motion") of the above-captioned debtors and debtors in possession (collectively, the "Debtors"), dated March 23, 2001 (the "Motion"), for an order, pursuant to sections 363 and 365 of title 11 of the United States Code (the "Bankruptcy Code"), as complemented by Rules 6004 and 6006 of the Federal Rules of Bankruptcy Procedure, authorizing the Debtors to assume a certain Lease and related prepetition agreements selling the Debtors' interest in such leasehold, as more fully set forth in the Motion, and for authority to sell the Debtors' interest in the leasehold free and clear of liens, claims and encumbrances; and notice of the Motion having been provided in the manner described in the Motion; and no other or further notice being necessary or required; and it appearing that the relief requested in the Motion is in the best interests of the Debtors, their estates, creditors and other parties in interest; and upon the Motion and the full record of these cases; and after due deliberation and sufficient cause appearing therefor; it is on this 10th day of April, 2001, hereby



                                                                         [STAMP]

         ORDERED, that capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Motion; and it is further

         ORDERED, that the Debtors are authorized, but not directed, to assume the Lease; and it is further

         ORDERED, that the Debtors are authorized, but not directed, to assume the Prepetition Agreements, and to perform under the Prepetition Agreements in accordance with their respective terms, including, but not limited to, taking any actions as may be necessary or appropriate in connection with the assigning, transferring, granting, conveying and conferring the Lease and Leasehold Interests to the applicable purchaser thereof; and it is further

         ORDERED, that, pursuant to sections 105(a), 363(b) and 363(f) of the Bankruptcy Code, the Debtors are authorized and empowered to sell the Leasehold Interest free and clear of all liens, claims and interests, with such liens, claims and interests, if any, to attach to the net proceeds of such sales, subject to the rights and defenses of the Debtors' with respect thereto; and it is further

         ORDERED, that pursuant to Fed. R. Bankr. P. 6004(g) and 6006(d), the ten (10) day automatic stay of execution of this Order is modified to provide that the Debtors and other parties may immediately execute upon this Order and consummate the transactions to effectuate the sale of the Leasehold Interests in and to Store No. 273 to the Buyer as authorized by this Order; and it is further

         ORDERED, that if the Debtors and the Buyer close the sale while an appeal of this Order is pending, such parties shall be entitled to rely upon the protections of 11 U.S.C. Section 363(m) absent any stay pending appeal timely granted by a court of competent jurisdiction prior to such consummation; and it is further

         ORDERED, that if any person or entity that has filed financing statements or other documents or agreements evidencing liens against or interests in the Leasehold Interest shall not have delivered to the Debtors prior to the closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all liens or interests which the person or entity holds against or in Leasehold Interest, the Debtors hereby are authorized and empowered to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Leasehold Interest; and it is further

         ORDERED, that this Court shall retain exclusive jurisdiction over the Debtors and the purchasers of assets pursuant to sales authorized hereby, to hear and resolve any disputes arising from or related to the Motion, the sales of the Leasehold Interest, and the implementation of this Order.


                                        /s/ JAMES F. SCHNEIDER
                                        ----------------------------------------
                                        UNITED STATES BANKRUPTCY JUDGE

cc:      Paul M. Nussbaum, Esq.
         Whiteford, Taylor & Preston, L.L.P.
         7 Saint Paul Street, Suite 1400
         Baltimore, MD 21202-1626

         Alan J. Lipkin, Esq.
         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, NY 10019-6099

         Joel I. Sher, Esq.
         Shapiro Sher & Guinot
         2000 Charles Center South
         36 South Charles Street
         Baltimore, Maryland 21201

         Ronald M. Fellman, Esq.
         Goldstein, Kaitz & Fellman, LLP
         Watermill Center
         800 South Street, Suite 395
         Waltham, Massachusetts 02453

         Marc P. Frey, Esq.
         Tinti, Quinn, Grover & Frey, P.C.
         222 Essex Street
         Salem, Massachusetts 01970

         Carol Ann Martelli, Esq.
         National Title Service
         Fidelity National Title
         100 West Big Beaver Road, Suite 140
         Troy, Michigan 48084

         Office of the United States Trustee
         300 West Pratt Street, Suite 350
         Baltimore, Maryland 21201

                                    EXHIBIT D

                         FRANK'S NURSERY & CRAFTS, INC.

                            BANK ACCOUNT INFORMATION
                                  AS OF 5/20/01
                            ------------------------

G/L #    ACCOUNT #       ACCOUNT DESCRIPTION              BANK                    ADDRESS                          PHONE NUMBER
-----    ---------       -------------------              ----                    -------                          ------------

105-006  2661006151      Corporate Deposit Acct           Comerica Bank           Kim Kirsten                      (313) 222-6239
102-002  2665000010      Store Depository - 26 Stores     Comerica Bank           One Detroit Center
                                                                                  P.O. Box 75000
                                                                                  Detroit, MI 48275-3280

105-008  144094771 &     Concentration                    Chase Manhattan Bank    Jay Singh                        (212) 552-7313
         323837735                                                                1 Chase Manhattan Plaza
105-007  323089526       L/C Draw                         Chase Manhattan Bank    7th Floor
230-205  0021071170      Gen Host Corp Benefits Acct      Chase Manhattan Bank    New York, NY 10081

105-004  6301425660509   A/P Disbursements                Chase Manhattan A/P     Chase Manhattan Bank             (315) 433-2460
230-207  6301501635509   E & H Account                    Chase Manhattan Bank    Attn: Global Payables
                                                                                  6040 Tarbell Road
                                                                                  Syracuse, NY 13206

102-001  9361599726      Store Depository - 11 Stores     Fleet Bank              Theodore O'Sullivan              (630) 536-9006
                                                                                  705 Zaininger Avenue
                                                                                  Naperville, IL 60563

102-003  2088220003302   Store Depository - 24 Stores     First Union Bank        Paul Menconi                     (704) 374-6874
102-038  2100010427717   Store Depository - 16 Stores     First Union Bank        NC 0815
                                                                                  201 South College Street - CP-12
                                                                                  Charlotte, NC 28288-0815

102-005  6300602833      Store Depository - 7 Stores      Bank of New York        Kevin Higgins                    (212) 815-4891
                                                                                  101 Barclay Street - 18W
                                                                                  New York, NY 10286

G/L #     ACCOUNT #       ACCOUNT DESCRIPTION              BANK                     ADDRESS                          PHONE NUMBER
-----     ---------       -------------------              ----                     -------                          ------------

102-006   1933069633      Store Depository - 11 Stores     Michigan National Bank   Doug Henderson                   (517) 377-3559
                                                                                    Commercial Treasury Services
                                                                                    (98-03)
                                                                                    124 West Allegan
                                                                                    P.O. Box 40766
                                                                                    Lansing, MI 48901-7966

102-010   5312299         Store Depository - 1 Store       Provident Bank           Bernard Robinson                 (410) 281-7244
                                                                                    5225 Belair Road
                                                                                    Baltimore, MD 21206

102-011   5570883         Store Depository - 18 Stores     Bank One                 Philomena Price                  (312) 732-6015
                                                                                    525 W. Monroe Street - 6th Fl.
                                                                                    Mail Suite 0239
                                                                                    Chicago, IL 60601

102-012   590119486       Store Depository - 2 Stores      Union Federal Bank       Jenny Horton                     (317) 822-1325
                                                                                    45 N. Pennsylvania Avenue
                                                                                    Indianapolis, IN 46204

102-013   3750932551      Store Depository - 14 Stores     Bank of America          Melinda Langley                  (704) 386-4552
                                                                                    Global Treasury Services
                                                                                    NC1-002-28-14
                                                                                    101 S. Tryon Street - 28 Fl.
                                                                                    Charlotte, NC 28255

102-014   1064428         Store Depository - 1 Store       Wells Fargo Bank         Melissa Machman                  (312) 553-2353
                                                                                    230 W. Monroe - Suite 2900
                                                                                    Chicago, IL 60606

G/L #    ACCOUNT #        ACCOUNT DESCRIPTION              BANK                          ADDRESS                      PHONE NUMBER
-----    ---------        -------------------              ----                          -------                      ------------

102-022  21902853         Store Depository - 1 Store       Bank of Waukegan              Kari Biegay                  (847) 244-6000
                                                                                         1601 North Lewis Avenue
                                                                                         Waukegan, IL 60085

102-024  1800000031348    Store Depository - 4 Stores      Bank One/Indiana              Dave Herriman                (313) 225-3759
                                                                                         Mail Code:  MI1-8033
                                                                                         611 Woodward Avenue
                                                                                         Detroit, MI 48226

102-030  922145466        Store Depository - 7 Stores      HSBC Bank                     Joe Vacarro                  (631) 585-8300
                                                                                         2245 Middle Country Road
                                                                                         Centereach, NY 11720

102-036  230002578        Store Depository - 2 Stores      National City Bank - MI/IL    Marcus Gleaton               (616) 376-9249
                                                                                         108 E. Michigan Avenue
                                                                                         Kalamazoo, MI 49007

102-037  11700654785      Store Depository - 1 Store       Home Federal Bank             Cindy Murphy                 (812) 36-9094
                                                                                         3751 Brentwood
                                                                                         Columbus, OH 47203

102-039  836811524        Store Depository - 4 Stores      National City Bank - OH       Rick Marroti                 (614) 463-7305
                                                                                         155 E. Broad Street
                                                                                         Columbus, OH 43251

102-041  17199095         Store Depository - 11 Stores     Allfirst Bank                 Stefan Hoenicke              (410) 244-4208
                                                                                         MC 101-745 - 18 Fl.
                                                                                         25 South Charles Street
                                                                                         Baltimore, MD 21201

102-051  99936190         Store Depository - 24 Stores     Fifth Third Bank              Marie Magnin                 (513) 744-6974
                                                                                         Fifth Third Center
                                                                                         Cincinnati, OH 45263

G/L #      ACCOUNT #       ACCOUNT DESCRIPTION            BANK                          ADDRESS                      PHONE NUMBER
-----      ---------       -------------------            ----                          -------                      ------------

102-052    1217645         Store Depository - 1 Store     First Source Bank             Lorraine Cochran             (219) 235-2380
                                                                                        P.O. Box 1602
                                                                                        South Bend, IN 46634

102-054    180192032654    Store Depository - 12 Stores   US Bank                       Therese Knutson              (612) 973-8223
                                                                                        MPFMO109
                                                                                        90 South Sixth Street
                                                                                        Minneapolis, MN 55402

102-059    2078689606      Store Depository - 1 Store     Old National Bank             Joanne Kelly                 (765) 649-4464
                                                                                        2040 S. Scatterfield Road
                                                                                        Anderson, IN 46016

102-060    239438653       Store Depository - 3 Stores    National City Bank - PA       Phyllis                      (614) 463-7551
                                                                                        155 E. Broad Street
                                                                                        Columbus, OH 43251

102-061    5200521093      Store Depository - 8 Stores    LaSalle Bank                  Kimberly Pearson             (312) 904-0312
                                                                                        135 South LaSalle Street
                                                                                        Chicago, IL 60603

102-062    793424748       Store Depository - 6 Stores    Firstar Bank                  Matt Zeck                    (513) 632-3002
102-040    1082500602      Store Depository - 1 Store     Firstar Bank                  425 Walnut Street
102-027    7160000795      Store Depository - 1 Store     Firstar Bank                  MC CN-WN-08
                                                                                        Cincinnati, OH 45201-1038

105-014    035-7024373     Mortgage Account               People's Bank                 Arthur Murphy                (800) 894-0300
                                                                                        350 Bedford Street
                                                                                        Stamford, CT 06901

                                    EXHIBIT D

                         FRANK'S NURSERY & CRAFTS, INC.

                            BANK ACCOUNT INFORMATION
                                  AS OF 5/20/01
                            ------------------------



G/L #     ACCOUNT #      ACCOUNT DESCRIPTION    BANK                        ADDRESS                         PHONE NUMBER
-----     ---------      -------------------    ----                        -------                         ------------

105-003   323840523      P/R Tax Funding        Chase Manhattan Bank        Jay Singh                       (212) 552-7313
                                                                            1 Chase Manhattan Plaza
                                                                            7th Floor
                                                                            New York, NY 10081

105-002   6301484287509  P/R Disbursements      Chase Manhattan P/R         Chase Manhattan Bank            (315) 433-2460
                                                                            Attn: Global Payables
                                                                            6040 Tarbell Road
                                                                            Syracuse, NY 13206

115-001   ###-##-####    401k                   Strong Capital Management   Attn:  Jacek Oleszcznk          (800) 398-9699
                                                                            One Hundred Heritage Reserve
                                                                            Menomonee Falls, WI 53051

-------------------------------------------------------
                  FNC HOLDINGS INC.                                ATTACHMENT E
            STATEMENT OF OPERATING INCOME
            PERIOD 4 (4/23/01 - 05/20/01)
                    (IN THOUSANDS)
-------------------------------------------------------


                                                        2001
                                                  ---------------

                                                     (UNAUDITED)
SALES                                             $        87,469

GROSS PROFIT - AMT                                         37,489

                   STORE OPERATIONS
 PAYROLL                                                    6,023
 CONTROLLABLE EXPENSES                                      3,080
 OCCUPANCY AND DEPRECIATION                                 3,067
 PRE-OPENING                                                    7
 FIELD SUPERVISION & TRAINING                                 320
                                                  ---------------
TOTAL STORE EXPENSES                                       12,497
                                                  ---------------

ADVERTISING                                                  2979
DISTRIBUTION                                                  594
SG&A                                                         1649
OTHER                                                          30
                                                  ---------------
TOTAL EXPENSES                                              5,252
                                                  ---------------

OPERATING INCOME (LOSS)                                    19,740

OTHER INCOME                                                  617
CHPT. 11 PROFESSIONAL FEES                                 (1,215)
2000 CLOSED STORE PROGRAM                                    (141)
2001 CLOSED STORE PROGRAM                                    (582)
INTEREST & DEBT EXPENSE                                    (1,895)
AMORTIZATION OF GOODWILL                                     (128)
                                                  ---------------

PRE-TAX INCOME (LOSS)                                      16,396

TAXES (BENEFIT)                                                 0
                                                  ---------------
INCOME (LOSS) BEFORE
   EARLY EXTINGUISHMENT OF DEBT                            16,396

EARLY EXTINGUISHMENT OF DEBT                                   (1)
                                                  ---------------

NET INCOME (LOSS)                                 $        16,395
                                                  ===============

--------------------------
FNC HOLDINGS INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
--------------------------

                                                          05/20/01
                                                       ---------------
                                                         (Unaudited)

ASSETS
  CURRENT ASSETS
    CASH & CASH EQUIVALENTS                            $        19,619
    MARKETABLE SECURITIES                                        1,544
    ACCOUNTS AND NOTES RECEIVABLE                                1,115
    INVENTORY                                                   96,631
   ASSETS HELD FOR SALE                                         22,675
   OTHER CURRENT ASSETS                                          4,581
                                                       ---------------

      TOTAL CURRENT ASSETS                                     146,165

  PROPERTY, PLANT & EQUIPMENT (NET)                            124,063
  INTANGIBLES (NET)                                             16,089
  OTHER ASSETS & DEFERRED CHARGES                               12,713
                                                       ---------------

      TOTAL ASSETS                                     $       299,030
                                                       ===============

LIABILITIES
  CURRENT LIABILITIES
    ACCOUNTS PAYABLE-POSTPETITION                      $        49,756
    ACCOUNTS PAYABLE-PREPETITION                                33,418
    NOTES PAYABLE TO BANKS                                      18,780
    ACCRUED EXPENSES                                            39,667
    ACCRUED EXPENSE PAYABLES-PREPETITION                        17,290
    PROVISION FOR STORE CLOSINGS
      AND OTHER COSTS                                              129
    SUBORDINATED DEBT                                          115,000
    CURRENT PORTION L/T DEBT                                    30,793
                                                       ---------------

      TOTAL CURRENT LIABILITIES                                304,833

  LONG-TERM DEBT (LESS CURRENT PORTION)
    SENIOR DEBT - L/T
    TERM LOAN
    CAPITAL LEASES-OTHER                                         4,832
    SUBORDINATED DEBT
                                                       ---------------

      TOTAL LONG TERM DEBT                                       4,832

  OTHER LIABILITIES                                              6,358
  COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  COMMON STOCK                                                  33,801
  PAID IN CAPITAL                                              147,199
  RETAINED DEFICIT                                            (197,993)
  TREASURY STOCK AND NOTES RECEIVABLE
                                                       ---------------

     TOTAL SHAREHOLDERS' EQUITY                                (16,993)
                                                       ---------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY               $       299,030
                                                       ===============

FNC HOLDINGS INC.
STATEMENTS OF CASH FLOWS
FISCAL 2001

                                                                  PERIOD 4
                                                                (04/23/01 -
                                                                 05/20/01)
                                                              ---------------
                                                                (UNAUDITED)
                                                                  MAY 20,
                                                                   2001
                                                              ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  NET INCOME (LOSS)                                           $        16,395
  NONCASH CHARGES (CREDITS) INCLUDED IN RESULTS:
    DEPRECIATION                                                        1,339
    AMORTIZATION                                                          276
    EARLY EXTINGUISHMENT OF DEBT (NET CASH)
    PROVISION FOR STORE CLOSINGS AND OTHER COSTS
    ASSET IMPAIRMENT AND OTHER NONCASH CHARGES
    OTHER                                                                 690
                                                              ---------------

                                                                       18,700
CHANGES IN OPERATING ASSETS AND LIABILITIES:

  DECREASE (INCREASE) IN ACCOUNTS RECEIVABLE                             (168)
  DECREASE (INCREASE) IN NOTES RECEIVABLE
  DECREASE (INCREASE) IN INVENTORY                                      9,476
  DECREASE (INCREASE) IN PREPAID EXPENSES                                (207)
  DECREASE (INCREASE) IN MARKETABLE SECURITIES                             (6)
  INCREASE (DECREASE) IN ACCOUNTS PAYABLE                               9,269
  INCREASE (DECREASE) IN ACCRUED EXPENSES                               4,840
  INCREASE (DECREASE) IN PROVISION FOR STORE CLOSINGS                     (42)
                                                              ---------------

NET CASH PROVIDED (USED FOR) CONTINUING OPERATIONS                     41,862
NET CASH USED FOR DISCONTINUED OPERATIONS
                                                              ---------------

                                                                       41,862
                                                              ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  ADDITIONS TO PROPERTY, PLANT & EQUIPMENT OTHER THAN
    CAPITAL LEASES                                                       (220)
  PROCEEDS FROM THE SALE OF PROPERTY, PLANT & EQUIPMENT
                                                              ---------------

  NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES                   (220)
                                                              ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  PAYMENT OF LONG-TERM DEBT AND CAPITAL LEASES                           (140)
  INCREASE (DECREASE) IN NOTES PAYABLE TO BANKS                       (36,240)
  REPAYMENT OF TERM LOAN
  CAPITAL CONTRIBUTION
                                                              ---------------

  NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES                (36,380)
                                                              ---------------

INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                          5,262
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       14,357
                                                              ---------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                    $        19,619
                                                              ===============

PAYROLL DISBURSEMENTS                                              ATTACHMENT F
PERIOD 4  (APRIL 23, 2001 TO MAY 20, 2001)


BIWEEKLY :                                 NET                          TAXES
             CHECK DATE

              5/04/01                    114,826.47                     59,257.19
              5/18/01                    127,355.94                     69,698.07




WEEKLY:
              4/26/01                    997,671.37                    410,671.37
              5/03/01                  1,092,892.37                    450,257.95
              5/10/01                  1,168,261.13                    489,541.76
              5/17/01                  1,210,880.68                    502,080.25
                                    ---------------               ---------------


SUBTOTAL                               4,711,887.96                  1,981,506.59
                                    ===============               ===============

TOTAL                                  6,693,394.55
                                    ===============